Exhibit 99.2

January 2011

NASDAQ: APPY

NASDAQ: APPY
 Safe Harbor Statement
 Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report, as amended on Form 10-K for the year ended December 31, 2009 and other reports filed by the Company with the Securities and Exchange Commission.
 This presentation is copyright 2011 AspenBio Pharma, Inc., All Rights Reserved

NASDAQ: APPY
 Opportunity Summary
» First mover opportunity in Appendicitis
 » Product provides significant potential for AspenBio as an independent company or combination with strong partner
 » First product nearing completion and in preliminary field testing
» Highly experienced management team in place
 » Product development, commercialization, science and business development expertise
» Animal Health business
 » Proprietary livestock reproduction drug pipeline
 » Multiple potential markets ( primary - cattle, swine and horses )
 » Cattle products out licensed to Big Pharma

Human Bioscience

Veterinary Science

Aspen Bio Pharma

NASDAQ: APPY
Appendicitis Test Platform
• First dedicated blood-based
   test
• Results within normal
   hospital lab turnaround
• IP protected
• Dedicated instrument and
   consumables
Recombinant Protein Drug
platform
• Enhance reproductive
   efficiency in animals of
   economic importance
• IP Protected
AspenBio Pharma
is focused on the
development &
commercialization of
innovative products that
address unmet diagnostic
and therapeutic needs.
 What We Do…
Human Diagnostics (IVD) & Animal Reproductive Health

Principal reason for visit	Number of visits in thousands	Percent distribution
All visits	115,323	100.0
Stomach and abdominal pain, cramps, and spasms	7,833	6.8
Chest pain and related symptoms	5,812	5.0
Fever	5,042	4.4
Cough	3,359	2.9
Headache, pain in head	3,104	2.7
Back symptoms	2,918	2.5
Shortness of breath	2,802	2.4
Pain, site not referable to a specific body system	2,554	2.2
Vomiting	2,535	2.2
Symptoms referable to throat	2,178	1.9
Lacerations and cuts - upper extremity	1,843	1.6
Accident, not otherwise specified	1,808	1.6
Earache or ear infection	1,707	1.5
Leg symptoms	1,568	1.4
Skin rash	1,548	1.3
Injury, other and unspecified type—head, neck, and face	1,538	1.3
Labored or difficult breathing (dyspnea)	1,530	1.3
Nausea	1,525	1.3
Vertigo-dizziness	1,524	1.3
Motor vehicle accident, type of injury unspecified	1,494	1.3
All other reasons	61,101	53.0

Aspen Bio Pharma

NASDAQ: APPY
 Abdominal Pain Significant Issue in Emergency
 Department
#1 reason for ED
visits
7.8 M or 6.8% of
ED visits are
abdominal pain
related
CDC Data 2006

Appendicitis is Most Common Reason for Abdominal Surgery

Inflamed appendix

Aspen Bio Pharma

NASDAQ: APPY
» More than 320,000
 appendectomies in U.S. annually*
» Effects 9% men and 7% women in
 their lifetime**
» Late teens are peak age group**
» Gynecological issues confound
 diagnosis in women**
*Source: CDC 2006 data, **Am Journal of Epidemiology, Addis et al John Hopkins Vol 132 no 5

Risk of developing appendicitis with age
Risk (%)
15
10
5
20
40
60
80
100
Age (years)

Aspen Bio Pharma

NASDAQ: APPY
 Appendicitis has greatest risk of occurring in children
 and young adults

NASDAQ: APPY
 Appendicitis Workflow in the ED
History and
Physical Exam
Lab Tests
CT with Contrast
Interpretation by
Radiologist
Surgical
Consultation
Average length of stay for patients with appendicitis is
over 5 hours compared to 3.5 hours for all ED visits
Diagnosing Appendicitis Consumes Significant Hospital Resources

Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging

February 2010

Center for Devices and Radiological Health
U.S. Food and Drug Administration

FDA

CDRH

Aspen Bio Pharma

NASDAQ: APPY
 FDA Initiative to Reduce Unnecessary Radiation
 Imaging Exposure
» “ The National Council on Radiation Protection
 estimates 67 million CT procedures in 2006.”
» “The adult exposure dose from a CT exam of the
 abdomen…is equivalent to roughly 400 chest x-
 rays.”
» “While CT scans represent ~26% of imaging
 procedures…they contribute 89% of total yearly
 exposure to radiation from medical imaging.”
» Studies “estimate that ~29,000 cancers could be
 related to CT scans performed in US in 2007”
Clinicians & hospital administrators will be under increased pressure to reduce CT scans!

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1998
1999
2000
2001
2002
2003
2004
CT Scan Rate
Negative Appendectomy Rate

Aspen Bio Pharma

NASDAQ: APPY
 Increased CT Scanning Has Improved Negative
 Appendectomy Rate Outcomes;  However….
Source: American Journal of Emergency Medicine (2008) 26, 39-44
Sources:
*N Engl J Med 2007; 357:2277-84
**Company estimates
» Up to 2% of all U.S.
 cancers will be
 caused by CT*
» Cost for abdominal
 CT ranges from $200
 - $2,000**
CT Over-Prescribed due to Lack of
Effective “Screening” Alternative

NASDAQ: APPY
 Diagnostic Test Needed to Reduce CT Rate;
 Improve ED Throughput
Metric	Requirement	Status
Clinical Utility	High sensitivity and NPV	√
Product Format	Meets requirements for hospital lab testing	√
Turnaround Time	Less than 1 hour	√
Assay Performance	CV’s < 10%	√
…AppyScore™ Was Developed
to Address These Needs

NASDAQ: APPY
 AppyScore™ Value Proposition
History and
Physical Exam
Lab Tests + AppyScore™
CT with
Contrast
Interpretation
by Radiologist
Surgical
Consultation
AppyScore™ Designed to Help Clinicians Identify Low Risk
Patients Early in the Diagnostic Protocol
Approximately 1 hour
Observation
(e.g., send home)
High
Low

NASDAQ: APPY
MRP8/14
BACTERIA
NEUTROPHIL
RBC
1
2
3
4
 Our Science
MRP 8/14: Early Marker of Immune Response
to Acute Appendicitis

AppyScore™ Alone (≤14cutoff)*2008 Trial

AppyScore™ (14 cutoff) **2010 Trial

Sensitivity 90%	Specificity 33%	NPV 87%
Sensitivity 91%	Specificity 28%	NPV 89%

Aspen Bio Pharma

NASDAQ: APPY
 Prior Study Data - Negative Predictive Value (NPV)
High NPV important in determining low risk patients who should be evaluated for rule out and therefore are not candidates for CT scans
Source: Data from *2008, 2010** AspenBio clinical trial and represent the population in that study. Based on post hoc analysis .
Presence of MRP 8/14 detected by AppyScore™

Likelihood ratio of a negative test result (95% CI)	Post-test probability of a negative test result (95% CI)
HemosIL D-Dimer	0.21 (0.15 to 0.29)*	
Low risk		1.1% (0.8 to 1.5)
Moderate risk		4.9% (3.6 to 6.8)
High risk		17.4% (13.0 to 22.5)
Clearview Simplify D-dimer	0.22 (0.17 to 0.28)*	
Low risk		1.1% (0.9 to 1.5)
Moderate risk		5.2% (4.1 to 6.5)
High risk		18.0% (14.5 to 21.9)
Cardiac D-dimer	0.07 (0.04 to 0.16)*	
Low risk		0.4% (0.2 to 0.8)
Moderate risk		1.7% (1.0 to 3.8)
High risk		6.5% (3.8 to 13.7)
Triage D-dimer	0.18 (0.08 to 0.43)†	
Low risk		0.9% (0.4 to 2.2)
Moderate risk		4.3% (2.0 to 9.7)
High risk		15.3% (7.4 to 30.1)

Pretest probability
Likelihood ratio
Post-test probability
%
%

Aspen Bio Pharma

NASDAQ: APPY
 D-Dimer Model
e.g. 20%
HemoslL D-Dimer is an automated latex enhanced immunoassay for the quantitative determination of D-Dimer in human citrated plasma on IL Coagulation Systems for use in conjunction with a clinical pretest probability (PTP) assessment model to exclude venous thromboembolism (VTE) in outpatients suspected of deep venous thrombosis (DVT) and pulmonary embolism (PE).

NASDAQ: APPY
 AppyScore™ Product Milestones
Complete Reader
Development
Early
Collaboration
Meeting
Phase I
Studies
Pre- IDE
Meeting
Reader/Cassette
Pivotal Trial
Launch
Obtain
Approval
FDA Review
Obtain CE Mark
ISO Certification
Submit
510(k)

Abdominal Pain
CBC Tests
CT Scans
Est. RLQ Pain

Aspen Bio Pharma

NASDAQ: APPY
 Estimated Market Opportunity (U.S. Only)
Estimated potential test
volume in the US is between
1.1 M - 2.5 M tests for
patients with high suspicion
of appendicitis
7.8 M
5.4 M
2.5 M
1.1 M

NASDAQ: APPY
Recombinant Protein Drug
platform
• Designed to enhance
   reproductive efficiency in
   animals of economic
   importance
• IP Protected
• Partnership with Novartis
   Animal Health
AspenBio Pharma
is focused on the
development &
commercialization of
innovative products that
address unmet diagnostic
and therapeutic needs.
 Veterinary Science - Animal Reproductive Drugs

United States Patent
Boime et al.
Patent No.: US 6,238,890 B1
Date of Patent: *May 29, 2001

Aspen Bio Pharma

NOVARTIS ANIMAL HEALTH

Pfizer

MERIAL

Intervet Schering-Plough Animal Health

Elanco

Aspen Bio Pharma

NASDAQ: APPY
 Leveraging Technology to Maximize Value
Animal Health
Identify Promising Intellectual Property…
…Partner with Big Pharma
Incubate the Technology
Adding significant value
Building value through biotechnology for veterinary medicine
Veterinary Bio-therapeutic Development Process
*
*Current Partnership with NAH on two products

NASDAQ: APPY
 Key Statistics: APPY (NASDAQ CM)
Stock Price (01/6/11)	$0.63
Avg. Daily Vol. (3mo.)	356,000
Shares Outstanding(mrq)	40.1M
Fully-diluted	46.6M
Public Float, est.	32.0M
Institutional Holdings, est.	17%
Insider / 5% Holders, est.	20%
Cash & Equiv. (est)	~$11.5M
Total Assets (mrq)	$19.4M
Total Liabilities (mrq)	$5.7M

Monthly Burn-Rate (mrq avg)	~$750K
(mrq) - most recent quarter estimates as of September 2010

NASDAQ: APPY
 Experienced Executive Team
▪ Steve Lundy, President and CEO
 MicroPhage, GeneOhm Sciences ( Acquired by BD), Bayer, Dianon Systems
▪ Greg Bennett, SVP Product Development & Manufacturing
  Inverness Medical Innovations, Inc./Cholestech, LifeScan, Inc., a Johnson & Johnson Company
▪ Jeffrey G. McGonegal, CFO
 Prior managing partner BDO Seidman LLP Denver (23yrs), over 10 years SEC reporting/ transaction experience
▪ Gregory Pusey, VP
 Thirty plus years entrepreneurial, business development and financing experience
▪ Erik Miller, VP Marketing and Business Development
 Luminex Corporation, Radix BioSolutions (a Luminex Partner), Safety Syringes, Inc., Biosite Diagnostics (Acquired by Alere)
▪ Mark Colgin, PhD, CSO
  20+ Years Research and Development Experience
▪ Andy Peters, DVM, PhD, VP Animal Health
 Arpexas Ltd, Royal Veterinary College London, GALVmed, Pfizer Animal Health, Hoechst Animal Health.
Directors with human diagnostic experience
▪ Daryl J. Faulkner, Director
 prior CEO Digene, (acquired by Qiagen), Invitrogen (merged with Life Technologies Corp.), Abbott Laboratories
▪ John Landon, Director
 Prior director Digene, (acquired by Qiagen), prior Chair and director Cholestech, prior CEO DuPont Diagnostics

NASDAQ: APPY
 Opportunity Summary
» First mover opportunity in Appendicitis
 » Product provides significant potential for AspenBio as an independent company or combination with strong partner
 » First product nearing completion and in preliminary field testing
» Highly experienced management team in place
 » Product development, commercialization, science and business development expertise
» Animal Health business
 » Proprietary livestock reproduction drug pipeline
 » Multiple potential markets ( primary - cattle, swine and horses )
 » Cattle products out licensed to Big Pharma